Exhibit 99.1

Office of the United States Trustee

In re:
The Kushner-Locke Company

Chapter 11
Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
DEBTOR IN POSSESSION INTERIM STATEMENT

Statement Number:	46

For the Period FROM:	8/1/2005

TO:	8/31/2005

CASH ACTIVITY ANALYSIS (Cash Basis Only)			Collateral	Concentration	City National
			Account	Account	Collection Account
Balance before Statement #1			268,333.21	65,956.21

A.	Total Receipts per all Prior Interim Statements		8,035,787.10	5,955,916.40	119,122.07

B.	Less: Total Disbursements per all Prior Statements		6,161,903.55	5,949,076.97	142.00

C.	Beginning Balance		2,142,216.76	72,795.64	$118,980.07

D.	Receipts during Current Period
	Description
	8/1/2005	Moving Movies			10,980.00
	8/2/2005	Wire Transfer		34,000.00
	8/4/2005	Wire Transfer Credit			72.00
	8/5/2005	Wire Transfer Credit			12.00
	8/5/2005	On Line Banking Credit 2 Months			40.00
	8/5/2005	Lifetime	15,000.00
	8/5/2005	State of California	905.51
	8/9/2005	High Fliers	2,269.59
	8/16/2005	HBO	50,000.00
	8/23/2005	Wire Transfer		100,000.00
	8/31/2005	interest	6,526.44

	TOTAL RECEIPTS THIS PERIOD		74,701.54	134,000.00	11,104.00	-

E.	Balance Available (C plus D)		2,216,918.30	206,795.64	$130,084.07	$-

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 46	Page 2 of 3

F.	Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose

8/1/2005		Wire Fee			12.00
8/2/2005		Wire Transfer	34,000.00
8/2/2005		Payroll Taxes		9,811.21
8/2/2005	8211	Payroll		1,213.46
8/2/2005	8212	Payroll		12,507.08
8/2/2005	8213	Payroll		1,419.17
8/2/2005	8214	Payroll		2,510.52
8/3/2005		Online Bankinf Fee			20.00
8/9/2005	38289	Bonded Services, Inc		6,597.61
8/9/2005	38290	Bowne of Los Angeles, Inc		473.00
8/9/2005	38291	Qwest Communications		51.97
8/9/2005	38292	Hollywood Reporter		215.42
8/11/2005	38293	Point 360		675.20
8/12/2005		Payroll Fees		123.27
8/15/2005		Service Charge		145.18
8/16/2005		Payroll Taxes		9,233.00
8/16/2005	8215	Payroll		1,213.46
8/16/2005	8216	Payroll		11,842.51
8/16/2005	8217	Payroll		1,419.17
8/16/2005	8218	Payroll		2,510.54
8/19/2005	38294	New Beginnings Enterprises		3,972.10
8/19/2005	38295	Health Net		3,239.13
8/19/2005	38296	Federal Express		38.26
8/19/2005	38297	Arrowhead		32.95
8/19/2005	38298	Accurate Express		66.10
8/19/2005	38299	Accurate Express		30.60
8/19/2005	38300	Digital Post Services		12.67
8/19/2005	38301	Blue Shield of California		373.00
8/19/2005	38302	Recall		1,110.48
8/22/2005	38303	KEREN AMINIA		1,396.92
8/22/2005	38304	Alice P.Neuhauser		751.47
8/22/2005	38305	Accurate Express		19.80
8/23/2005		Wire Transfer	100,000.00
8/26/2005		Payroll Fees		391.03
8/29/2005		Payroll Taxes		4497.02
8/30/2005	8219	Payroll		1213.47
8/30/2005	8220	Payroll		6192.55
8/30/2005	8221	Payroll		1419.17
8/30/2005	8222	Payroll		2510.53
8/31/2005		Control Agreement Fee			50.00

	TOTAL DISBURSEMENTS THIS PERIOD:		134,000.00	89,229.02	82.00	-

G. Ending Balance (E less F)			2,082,918.30	117,566.62	$130,002.07	$-

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 46	Page 3 of 3

H.	(1)	Collateral Account:
		a)	Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
		b)	Account Number:	323221556
	(2)	Concentration Account:
		a)	Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
		b)	Account Number:	1891935460

I:	Other monies on hand:

The Kushner Locke Company PWI account		731.10
Bank of Scotland — Pinocchio	936582	677,237.14	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	218,102.88	Pound Sterling	Time Deposit (KL’s interest is 50%)
Allied Pinocchio	10747301	—	Pound Sterling
Edge Entertainment	1891152710	172.89
European Films LTD	1890563818	7,051.58

I:	Other monies on hand (continued):
Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).
Joint Venture Accounts:

BLT Venture	178-71491-7	16,890.04
BLT Venture	16-524173-1101	330.45
KL MDP Sensation	60-066-930	17,669.61
KL\7 Venture	1890-69-6360	20,824.60
Denial Venture	1890-69-6501	73,155.71
Cracker LLC	1891-04-1665	732.79
Swing	323-518095	6,957.50
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice Neuhauser
Debtor in Possession